Nasdaq: DFLI



dragonfly® ENERGY

Corporate Presentation

May 2024













BATTLE BORN

Legal Disclaimer

This corporate presentation (this "Presentation") has been prepared for use by Dragonfly Energy Holdings Corp. ("Dragonfly Energy" or the "Company"). This Presentation is for information purposes only and may not be reproduced or redistributed, in whole or in part, without the prior written consent of Dragonfly Energy. Dragonfly Energy does not make any representation or warranty as to the accuracy or completeness of the information contained in this Presentation. This Presentation does not and, if hereafter supplemented, will not be all inclusive or contain all of the information that may be required to evaluate any investment in Dragonfly Energy. You should not definitively rely upon it or use it to form the definitive basis for any decision, contract, commitment or action whatsoever. You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and you must make your own investment decision and perform your own independent investigation and analysis of an investment in Dragonfly Energy. To the fullest extent permitted by law, in no circumstances will Dragonfly Energy or any of its affiliates, officers, directors, employees, representatives, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith.

This Presentation and the analyses contained in it have been based, in part, on certain assumptions and information obtained from Dragonfly Energy, industry studies and other sources. The use of such assumptions and information does not imply that Dragonfly Energy has independently verified, will verify or necessarily agrees with any of such assumptions or information, and Dragonfly Energy has assumed and relied upon the accuracy and completeness of such assumptions and information for purposes of this Presentation. Neither Dragonfly Energy nor any of its affiliates, or their respective officers, directors, employees, representatives, advisors or agents, make any representation or warranty, express or implied, in relation to the accuracy or completeness of the information contained in this Presentation or any oral information provided in connection herewith, or any data it generates, or that any transaction has been or may be effected on the terms or in the manner stated or implied by this Presentation, or as to the achievement or reasonableness of future projections, management targets, estimates, prospects or returns, if any, and accept no responsibility, obligation or liability (whether direct or indirect, in contract, tort or otherwise) in relation to any of such information. Dragonfly Energy and its respective affiliates, officers, directors, employees, representatives, advisors and agents expressly disclaim any and all liability which may be based on this Presentation and any errors therein or omissions therefrom. This Presentation and the information contained herein do not constitute an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 (the "Act"), as amended, or an exemption therefrom. You should not construe the contents of this Presentation as legal, regulatory, tax, accounting or investment advice or a recommendation. We recommend that you seek independent third party legal, regulatory, accounting and tax advice regarding the contents of this Presentation. This Presentation does not constitute and should not be considered as any form of financial opinion or recommendation by Dragonfly Energy or any of its affiliates. This Presentation is not a research report. NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE OR TERRITORIAL SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Forward Looking Statements

This Presentation contains certain "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Presentation, including statements as to planned products and services, business strategy and plans, objectives of management for future operations of Dragonfly Energy, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including "may," "should," "expect," "intend," "will," "estimate," "anticipate," "believe," "predict," "plan," "targets," "projects," "could," "would," "continue," "forecast" or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors (some of which are beyond the control of Dragonfly Energy) which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Dragonfly Energy and its management are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: improved recovery in the Company's core markets, including the RV market; the Company's ability to successfully increase market penetration into target markets; the Company's ability to penetrate the heavy-duty trucking and other new markets; the growth of the addressable markets that the Company intends to target; the Company's ability to retain members of its senior management team and other key personnel; the Company's ability to maintain relationships with key suppliers including suppliers in China; the Company's ability to maintain relationships with key customers; the Company's ability to access capital as and when needed under its $150 million ChEF Equity Facility; the Company's ability to protect its patents and other intellectual property; the Company's ability to successfully utilize its patented dry electrode battery manufacturing process and optimize solid-state cells as well as to produce commercially viable solid-state cells in a timely manner or at all, and to scale to mass production; the Company's ability to achieve the anticipated benefits of its customer arrangements with THOR Industries and THOR Industries' affiliated brands (including Keystone RV Company); the impact of the Russia-Ukraine conflict and Hamas' attack on Israel; the Company's ability to generate revenue from future product sales and its ability to achieve and maintain profitability; the Company's ability to compete with other manufacturers in the industry and its ability to engage target customers and successfully convert these customers into meaningful orders in the future; and other risks and uncertainties set forth in the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in the Company's Annual Report on Form 10-K for the year ended December 31, 2023 and in the Company's subsequent filings with the SEC available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Dragonfly Energy does not give any assurance that Dragonfly Energy will achieve its expected results. Dragonfly Energy does not undertake any duty to update these forward-looking statements, except as otherwise required by law.

Trademarks

Dragonfly Energy owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This Presentation may also contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Dragonfly Energy, or an endorsement or sponsorship by or of Dragonfly Energy. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, © or ® symbols, but such references are not intended to indicate, in any way, that Dragonfly Energy will not assert, to the fullest extent under applicable law, its rights or the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Industry & Market Data

This Presentation contains certain information obtained from third-party sources and the Company's internal sources. This information involves many assumptions and limitations; therefore, there can be no guarantee as to the accuracy or reliability of such assumptions and you are cautioned not to give undue weight to this information. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or any other information contained herein. Any data on past performance or modeling contained herein are not an indication as to future performance. None of Dragonfly Energy or its affiliates, officers, directors, employees, representatives or advisors has independently verified the accuracy or completeness of any such third-party information. Similarly, other third-party survey data and research reports commissioned by the Company, while believed by to be reliable, are based on limited sample sizes and have not been independently verified by the Company. In addition, projections, assumptions, estimates, goals, targets, plans and trends of the future performance of the industry in which Dragonfly Energy operates, and its future performance, are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by Dragonfly Energy.

Additional Information & Where to Find It

Dragonfly Energy's filings with the SEC are available to you, and you should read the documents Dragonfly Energy has filed with the SEC for more complete information about Dragonfly Energy. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.

Table of Contents

Introduction

Sustainable. Made In The U.S.A. Leading the Lithium-Ion Revolution........ 4
Dragonfly Energy Timeline 5
Optimizing the Battery Value Chain: A Circular Approach 6
Company Timeline 7
Day-1 ESG Advantages: Unlocking A Sustainable Tomorrow 8
Dragonfly Energy's Patent Portfolio Secures Its Competitive Advantage 9
A Powerful Brand: The Strength of Battle Born Batteries® 10

Battery Packs & System Integration Drive Core Revenue Today

Industry Leading Deep Cycle LiFePO4 Battery Packs 12
Market Domination In A $73.7B Industry 13
RV Industry: Recovering Market, Long Term Growth Forecasted 14
Rapidly Expanding Into New Markets 15
Accelerated Growth In Long Haul Trucking With Exposure to New Revenue Streams 16

Cell Manufacturing Brings Notable Revenue Growth Tomorrow

Proprietary Dry Electrode Battery Manufacturing Technology 18
A Patented Dual-Sided Dry Deposition Process 19
Lowering CapEx Via Efficient Battery Manufacturing 20
Spray Preparation & Dry Coating 21
Scaling Manufacturing. Optimized for Growth 22
A Domestic Battery Supply Chain Has Become a Priority 23
Building A Resilient Supply Chain 24
Sustainability In Mining. Sustainability In Recycling 25
Technology Readiness Levels 26
Cell Manufacturing Drives Opportunities In Previously Untapped Markets . 27

Battery Research & Innovation In Battery Technologies Presents Significant Upside

Advanced Battery Research 29
Dragonfly IntelLigence™ Next-Gen Smart System Monitoring 30
Wakespeed® Alternator Charging Technology 31
Future Upside 32

Financials

Historical Revenue Performance 34

Summary

Investing In Dragonfly Energy Is Investing In The Future of Clean, Reliable, and Sustainable Energy Storage 36

Sustainable. Made In The USA.
Leading The Lithium-Ion Revolution.

- ESG Investment: Comprehensive lithium-ion technology company delivering environmentally impactful solutions today for energy storage.
- Massive Market Opportunity: $85B addressable market by 2025E [(1)], fueled by Inflation Reduction Act (IRA) and supply chain constraints.
- Growing OEM Revenue: OEM Revenues are increasing at an annual growth rate of 179% since 2019.
- Domestic Manufacturing Powerhouse: Proprietary dry electrode battery manufacturing processes enable cost-effective, scalable cell production in the US.
- Solid-State Innovation: Disruptive technology (nonflammable batteries) in development with long-term upside.
- Boosted by valuable third-party IP valuation, solidifying technology leadership position.
- Tailwinds from IRA: Significant financial benefits from pack assembly and cell manufacturing credits.


dragonfly
dragonfly

(1) Frost & Sullivan, Growth Pipeline as a Service, March 2021, Annual, cumulative addressable markets by 2025E

Dragonfly Energy Overview

Experience
- Founded in 2012
- 150+ Employees
- 10+ Years of Battery Research & Development

Protected IP
- Valuable Third-Party IP Valuation
- 90+ Granted, Filed & Pending Patents
- 20+ Trademark Registrations

Established Revenue Generating Business
- $225M+ in Revenue Since 2021
- $85B Total Addressable Market [2]
- Proven Market Penetration & Growth Strategy

Sustainability Focused
- Extensive Portfolio of Green Technology & Solutions

Strong Brand Presence
- Leading Lithium Battery Brand: Battle Born Batteries®
- Distributed to a Wide Range of Industries and Applications

DFLI | Nasdaq Listed



Proudly Headquartered In The **Lithium Capital of North America**
Reno, NV, USA

Domestic Lithium Supply Agreement
Ioneer Ltd. | Rhyloite Ridge, Nevada, USA

275,000+ Battery Packs In The Field

$225M+ In Revenue Since 2021

179% Average Annual OEM Growth Since 2021[1]

dragonfly® ENERGY

(1) Since 2019, when the first OEM sale was made
(2) Frost & Sullivan, Growth Pipeline as a Service, March 2021, Annual, cumulative addressable markets by 2025E

Optimizing the Battery Value Chain: A Circular Approach

Dragonfly Energy fosters a closed-loop ecosystem: manufacturing cells, designing and assembling packs, and integrating them into full power systems – all while continuously innovating. This holistic approach allows each stage to inform the next, optimizing performance and sustainability.

Cell Manufacturing

- Cell Manufacturing through patented and efficient manufacturing processes
- Expertise + cutting-edge equipment = optimized battery performance
- Dry electrode process is chemistry agnostic, space-saving, & energy efficient
- Designed for reliable, scalable battery production for the future.

Technology & Innovation

- Leverages R&D to bridge the gap between scientific discovery and real-world battery production.
- Develops innovative technologies, such as robust battery communication – Dragonfly IntelLigence™.
- Designs the future of batteries, including PFAS-free and non-flammable cells.



Battery Pack Design & Assembly

- Innovative pack designs & features
- Proven history of quality product and top customer support
- American design and assembly
- Large facilitates able to scale to volume
- Successful Sales and Marketing efforts into a diverse and growing group of industries

System Integration

- Integration of batteries and components into full energy storage systems
- Proven capability of custom engineering full system solutions for large OEMs
- Offers increased efficiency and innovation for customer needs.

Company Timeline

2012
Dragonfly Energy is Founded by Dr. Denis Phares

September 2015
Initial $2M Seed Investment

March 2016
Dragonfly Energy Shipped its First Battle Born battery

2017 – 2022
Battle Born Batteries Scaled from 2K to 96K Units Sold Per Year, Fully Self Funded

July 2022
Announces $15M Investment From Thor Industries

October 2022
Completed deSPAC with Chardan NexTech Acquisition II
Nasdaq Listed DFLI

October 2022
Dragonfly Energy acquired Wakespeed, a Leading Brand of Professional Alternator Charging Components

May 2023
Announced Commercial Offtake Agreement with Ioneer for Lithium Supply

August 2023
Dragonfly Energy Expanded Operations with New Distributor and Midwest Location

Cell Manufacturing
July 2023: Completed Pilot Plant Construction
August 2023: Anode Production Proven at Scale
October 2023: Cathode Production Proven at Scale

October 2023
Announced Expansion into Heavy Duty Trucking Market, Targeting a $5B TAM

December 2023
Announced Two Partnerships in the Industrial Solar Integration Industry

Day-1 ESG Advantages: Unlocking A Sustainable Tomorrow

Drop-In Replacement for Lead Acid & Diesel Generators

- Drop-in replacement for carbon intensive, toxic lead acid batteries

Non-Toxic Chemistry

- Non-toxic chemistry allows for reduced environmental concerns over the disposal and handling of battery packs

Cell Manufacturing Process is Greener And More Energy Efficient Than Traditional Methods [1]

- 9% Reduced carbon footprint of cell manufacturing
- No toxic solvents required during production
- 25% Less energy intense production process
- Ability To Produce Electrodes Without the Use of Forever Chemicals (PFAS)

Bringing Electrification to New Markets

- Non-flammable base chemistry under development in next-gen solid state line expected to allow for broad scale electrification at the urban and suburban home markets

A Company That Cares

- Proud supporter of veterans, first responders, and educational nonprofits like Wounded Warriors, Warrior Sailing, and Mini Jet Air Force
- Partnered with National Forest Foundation to support reforestation


Traditional Toxic
Lead Acid Batteries
VS.
BATTLE BORN
LITHIUM-ION BATTERY
Dragonfly Energy's
Non-Toxic LiFePO4 Batteries

(1) Dragonfly Energy Cost & Sustainability Assessment Report by Sphere Energy | February 2024

Dragonfly Energy's Patent Portfolio Secures Its Competitive Advantage

90+ Granted, Filed & Pending Patents

30+ Patents Issued in the United States

12 Countries with Dragonfly Energy Patents

4 Continents with Dragonfly Energy Patents

$ Valuable 3rd Party IP Valuation

Dragonfly Energy's significant IP moat surrounding its battery chemistry, manufacturing, design, and system components provides a substantial competitive advantage.


Country with Dragonfly Energy Patent

A Powerful Brand. The Strength of Battle Born Batteries®

#1 Customer-Rated LiFePO4 Battery(1)



THE
GAMECHANGER 3.0
GC3

Featured In National Media

Joe Rogan Experience | Outside | USA TODAY | Discovery Channel | FOX Sports | family handyman | peacock



Industry Leading
Customer Support

Notable Celebrity Customers

Rick Harrison | Star of Pawn Stars
Tom Green | Comedian and Actor
Barry Bonds | Retired MLB Outfielder
Rick Clunn | Hall of Fame Fishing Legend
Brian Robison | Retired NFL Defensive End
Will Grier | NFL Quarterback

Extensive Social Media Influence

Crafted Workshop | 1M+ YouTube Subscribers
tryNsomethingnew | 965K+ YouTube Subscribers
Solar Power with Will Prowse | 890K+ YouTube Subscribers
SV Delos | 865K+ YouTube Subscribers
Living the Van Life | 720K+ YouTube Subscribers
Martin Johnson Off Grid Living | 460K+ YouTube Subscribers

(1) Based on comparable 100Ah LiFePO4 products on amazon.com, a minimum of 500 reviews. As of May 1st, 2024.


BATTLE
BORN
BATTERIES

Battery Packs & System Integration Drive Core Revenue Today

Industry Leading Deep Cycle LiFePO4 Battery Packs

Proprietary Battery Management System

Smart Batteries
Dragonfly IntelLigence Communication Technology

Self Heating Technology

Multiple Batteries with Patented Form Factors

- LiFePO4 Battery Chemistry
- Increased Power with Reduced Space Requirements
- 1/5 the Weight For Equal Usable Power
- 5x Faster Charging
- 100% Depth of Discharge


BATTLE BORN
LITHIUM-ION BATTERY
100
AMP HOURS
intelLigence

Third Party Certified & Tested
to Meet Industry Safety Standards



American Design & Assembly

Market Domination In A $73.7B Industry[1]

Dragonfly Energy's Battle Born Batteries® have established a significant presence in the market, particularly within the RV industry.

Market Penetration: With over 11 million RV-owning households in the U.S. [2], this equates to approximately **1 in every 10 American households owning an RV**; providing significant exposure to the Battle Born Batteries® brand.

Dragonfly Energy's Batteries Are Factory Installed by a High Percentage of Major RV Manufacturers:

Thor Industries, Inc. | ~34% Market Share [3]

Keystone RV, Airstream, Tiffin, & more

Forest River | ~30% Market Share [3]

Coachmen, Forest River, Class A, OGV, & more

Other RV Manufacturers | Remaining ~21% Market Share [3]

Numerous OEM brands highlighted by Rev Group, nuCamp, Ember, Triple E, ATC and others

Remaining Market Share:

Winnebago Industries (~16% Market Share[3]) is the only major RV manufacturer that doesn't currently install our products at the factory. However, dealers and customers often still add them as aftermarket upgrades.

Notably, Winnebago acquired lithium battery competitor, Lithionics, in 2023.


Others
~20%
Thor Industries, Inc.
THOR
~34%
~16%
~30%
FOREST RIVER
Forest River

(1) 2022 RVs Move America Economic Impact Study
(2) Go RVing Recreation Vehicle (RV) Owner Demographic Profile,
(3) RVDA, RV Manufacturer Market Share and Retail/Wholesale History. Based off 2022 Retail Registrations

RV Industry:
Recovering Market, Long-Term Growth Forecasted

The RV industry, after experiencing a boom during the Covid-19 pandemic[1], has wrestled with substantial challenges over the past year. Rising interest rates, a shaky economy, and inflated costs have all combined to significantly decrease revenue, with RV shipment numbers plummeting. However, industry experts predict the market has reached its low point and is now on the upswing.

As the RV industry is forecasted to climb back to June 2022 levels by Q4 2024[1], where annualized revenue of **$104.4M** was achieved [4], the growth in OEM partnerships are expected to be a strong catalysts in growth for Dragonfly Energy.



700
600
500
400
300
200
100
Total RV Shipments(1)
12 Month Moving Total
(Thousands of Units)
'11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25

Total RV Shipments Year-Over-Year Growth Rates[1]

Mar - 22	Jun - 22	Sep - 22	Dec - 22	Mar - 23	Jun - 23	Sep - 23	Dec - 23	Mar - 24	Jun - 24	Sep - 24	Dec - 24
30.3	12.6	-3.3	-17.8	-35.9	-46.6	-44.1	-36.5	-20.6	-1.7	6.8	13.8

Annual shipments tracked as expected in Q4 2023, Phase A (Recovery). It is expected that this trend will continue through Q2 2024, followed by Phase B (accelerating growth), in Q3 2024. [1]

In 2021, 11.2 million U.S. households owned an RV[2]

It is forecasted that the number of U.S. Households Owning RVs will increase **20.23%** from 2021 to 2029[2][4]

dragonfly® ENERGY

(1) RVIA, RV Roadsigns, March 2024
(2) Y Charts, U.S. Households
(3) Mordor Intelligence, North America RV Market Size & Share Analysis – Growth Trends & Forecasts (2023 – 2028)
(4) Based on Q3 2022 Revenue of $26.1MM

Rapidly Expanding Into New Markets



BATTLE BORN
ALL-ELECTRIC APU

Heavy Duty Trucking

Early Market Penetration with Fleets Representing ~15% of the North American Heavy-Duty Trucking Market

Solar Integration

Strategic Partnerships with Industry Leaders: Ameresco Solar and Connexa



$85B(1)

Addressable Markets

- Industrial Solar & Material Handling
- Emergency & Backup Power
- Specialty Vehicle & Work Truck
- Solar Integration
- Telecom
- On Grid Storage
- Data Center

$12B(1)

Current Markets

- Marine
- Off Grid
- RV

(1) Frost & Sullivan, Growth Pipeline as a Service, March 2021, Annual, cumulative addressable markets by 2025E

Accelerated Growth In Long Haul Trucking With Exposure to New Revenue Streams

There Is An Industry-Wide Need for All-Electric APUs (Auxiliary Power Units):

~1,800 Hours per year a typical long-haul truck idles(1)

1 B Gallons of diesel burned annually due to engine idling (2)

$5B Fuel loss per year due to engine idling In the U.S. (2)



Pilot programs with fleets representing **~15%** of the North American Heavy Duty Trucking Market

Dragonfly Energy provides a turn-key, economical solution and has secured numerous pilot programs.

- ✓ Eliminates the need to idle during rest periods, allowing truckers to operate HVAC & appliances while the truck is off
- ✓ Saves fuel
- ✓ Improves sustainability
- ✓ Increases driver comfort and retention


BATTLE BORN
ALL-ELECTRIC APU

dragonfly® ENERGY

1) Source: Argonne National Laboratory
2) Source: United States Environmental Protection Agency (U.S. EPA)



Cell Manufacturing Brings Notable Revenue Growth Tomorrow

Proprietary Dry Electrode Battery Manufacturing Technology

0kg	9%	25%	PFAS-Free
Toxic Solvent Required	Lower Total CO_2 Footprint	Less Energy Product Process	Ability To Produce Electrodes Without the Use of Forever Chemicals (PFAS)

Chemistry Agnostic Process: **LFP** **NMC** **LCO** **NCA** **Graphite** **Silicon** + more

Allows for Servicing of Multiple Different End Markets: **Consumer Electronics, ESS, Electric Vehicles**

Reducing Cell Manufacturing Space Requirements by 22% Enables:
Scalable Solutions, Lower Thresholds to Market, Site Location Flexibility, and Decentralized Manufacturing

- **Lower Upfront & Long Term CapEx**
- **Increased Sustainability**
- **All Solid State Battery Compatible**
- **Broader Scaling Options**



Patented Dual-Sided Dry Deposition Process

A Higher Quality Cell At A Lower Cost

Uniformly

distributes binder materials and carbon conductors with active materials.

Enhances

the mechanical robustness of the electrodes and improves electrical conductivity.

Less Waste

in manufacturing via the ability to reclaim electrode material during the dry coating process.

Raw Material Intake



Chemistry Agnostic

LFP, NMC, NCA, Graphite, Si

Powder Feedstock Prep



Spray Drying

Electrode Production



Electrostatic Powder Coating

Cell Production



Traditional Processing

Lowering CapEx Via Efficient Battery Manufacturing

Streamlined, Next-Generation, Chemistry Agnostic Platform to Manufacture Highly Cost-Efficient Batteries at Scale **Today.**



Conventional
12 STEPS
STEP 1
STEP 2
RESIDUAL STEPS
Slurry Making
Slurry Coating
NMP Drying
Calendar Pressing
Slitting
Vacuum Drying
Notching
Winding/ Stacking
Packaging
Electrolyte Filling
Formation, Aging, and Degassing
EOL Testing, Grading
Dragonfly Energy
10 STEPS
STEP 1
STEP 2
RESIDUAL STEPS
Spray Preparation
Dry Coating
Calendar Pressing
Slitting
Notching
Winding/ Stacking
Packaging
Electrolyte Filling
Formation, Aging, and Degassing
EOL Testing, Grading

71% Reduction In Energy Consumption For Steps 1 & 2 [1]

▲ Broader Scaling Options ▲ Increased Sustainability ▲ Low CapEx

dragonfly ENERGY

(1) Source: Dragonfly Energy Cost & Sustainability Assessment Report by Sphere Energy | February 2024

Spray Preparation & Dry Coating


RESIDUAL STEPS
Spray Preparation
Dry Coating
Calendar Pressing
Slitting



Spray Drying

Spray drying is a popular technique for turning liquids into powder form by rapidly drying them with hot gas.

Commonly Used in:

- Food
- Pharmaceuticals
- And More



Powder Coating

Powder coating is one of the most popular finishing techniques available on the market today.

Commonly Used in:

- Appliances
- Outdoor Products
- Construction
- Automotive
- And More

90+ PATENTS GRANTED, FILED AND PENDING

INCLUDES FEEDSTOCK SPRAY DRYING AND ELECTROSTATIC POWDER COATING PROCESS PATENTS

Scaling Manufacturing, Optimized for Growth

While the IRA has resulted in large amounts of announced plants, at-scale production has not started.



Operational
Under Construction
Operational Pilot Line or Under Construction

Lithium Demand vs. Supply Forecast[1]



6,000
5,000
4,000
3,000
2,000
1,000
0
2015
2017
2019
2021
2023
2025
2027
2029
2031
2033
2035
2037
2039
2040
Supply Gap
Demand
Secondary Supply
Possible Additional Tonnes
Probable Additional Tonnes
Highly Probable Additional Tonnes
Operational Supply

24% Percentage of total capacity operational today[2]

2.7 Years Average construction time for a battery plant[3]

dragonfly® ENERGY Is deploying customer ready batteries today

(1) Source: Benchmark Minerals
(2) SIC energiGUNE, North American Battery Initiatives
(3) Environmental Defense Fund, U.S. Electric Vehicle Battery Manufacturing on Track to Meet Demand

A Domestic Battery Supply Chain Has Become A Priority

Legislative Support

US: IRA EV Credit Qualification

Requires 50% of the value of battery components to be produced or manufactured in North America by 2023, and 100% by 2029 (1)

US: CHIPS and Science Act

Supports research to advance critical mining strategies & technologies in the U.S. (2)

US: IRA 45X Tax Credit

$35/kWh tax credit awarded for battery cells produced in the U.S. & an additional $10/kWh for battery modules

Dragonfly Energy will qualify for both credits, totaling $45/kWh by 2024.

US: Bipartisan Infrastructure Law (BIL)

Provides $2.8B to extract & process critical materials for EVs and manufacture and recycle Battery components

Regulatory Support

US: Federal-Defensive Production Act

President Biden invoked the Defensive Production Act to secure American production of battery critical materials

US: Federal-DoE-Backed Loans

$2.8B investment from Department of Energy-backed loans to 20 designated companies specifically for battery supply chain development (3)

Canada

Since 2016, a total of $1B invested towards clean energy technology (4)

European Union

$3.5B towards the EU lithium-ion battery supply chain (5)

(1) U.S. Department of the Treasury
(2) Bipartisan Policy Center
(3) U.S. Department of Energy
(4) Government of Canada, Office of Energy Research and Development
(5) Anadolu Ajansi, aa.com

Building A Resilient Supply Chain In Nevada


Battery Recycling
Large Natural Deposits of Lithium
Environmentally Conscious Mining
Processing Plants
Battery Cell Manufacturing
Battery Pack Assembly
Nevada's Lithium Loop

The U.S. has an estimated
14 Million Metric Tons
of lithium resources. (1)

Nevada is ranked the
#1 Mining Jurisdiction
in the world(2)

Strategic Partnerships & Offtake Agreements

ioneer | AQUA METALS | NEVADA BATTERY COALITION | BMTC



May 2023

Dragonfly Energy and Ioneer Sign Lithium Supply Agreement

"This agreement between Dragonfly Energy and Ioneer, and hopefully more like it in the future, are vital to our economy as we work to develop this new industry, secure Nevada's energy independence and close the lithium loop."

Nevada Governor Lombardo

1) U.S. Geological Survey, Mineral Commodity Summaries, January 2024
2) Fraser Institute, Nevada ranked #1 globally 2022, 2020.

Sustainability In Mining

Ioneer |
Domestic Lithium Supplier Partner

Commercial Offtake Agreement. **Estimated Date of Materials:** 26'/27'

The Rhyolite Ridge Lithium-Boron Project is located in Esmeralda County in central Nevada, the only known lithium-boron deposit in North America. This rare composition allows Ioneer to produce these critical energy transition materials sustainably and cost-effectively.[1]

Ioneer's Commitments to Sustainability.

- Domestic lithium & boron extraction with minimal environmental/social impact.
- Self-powered processing via excess steam generation. No grid connection required.
- 50% water recycling with zero evaporation/tailings.
- Implementing & auditing globally recognized TSM ESG standards.



Sustainability In Recycling

Aqua Metals |
Lithium Recycling Partner

Aqua Metals is applying its commercialized clean, water-based recycling technology principles to develop the cleanest and most cost-efficient recycling solution for lithium-ion batteries.

Their process will produce higher quality products at a lower operating cost without the damaging effects of furnaces and greenhouse emissions.[2]

No Smelting
No furnace required, no greenhouse emissions.

Higher %
Recovers a higher percentage of metals in a higher quality form.

Minimal Waste
Closed-loop process that recycles chemicals and water.

Higher Quality
Produces higher quality products at a lower operating cost.



September 2023

Dragonfly Energy Successfully Manufactures Lithium Battery Cell Using High-Purity Recycled Battery Materials from Aqua Metals

1) Source: Ioneer
2) Source: Aqua Metals

Technology Readiness Levels

Research: TRL 1, TRL 2, TRL 3
Development: TRL 4, TRL 5, TRL 6
Deployment: TRL 7, TRL 8, TRL 9

TRL 1 | 2012: First dry electrode coating tests

TRL 1 | 2012: First dry electrode coating patent files

TRL 2 | 2014: Prototype dry electrode coating of industry-relevant foils

TRL 2 | 2017: First feedstock patent files

TRL 3 | H-1 2021: First dry coating patent granted

TRL 3 | H2-2021: Prototype feedstock production of industry-relevant chemistries

TRL 4 | 2022: Dry-coated coin cell prototypes match industry performance

TRL 4 | H-1 2023: Single layer pouch cell prototypes

TRL 5 | H-1 2023: First feedstock patent granted

TRL 6 | H2-2023: Anode and cathode dry coating achieved at MWh scale

TRL 7 | H1-2024: Installation of MWh-scale feedstock equipment

H2-2024 & Beyond

TRL 7 | Pre-A Sampling of +1Ah sample cells

TRL 8 | Commission of 500MWh/year facility for Battle Born and customer qualification

TRL 9 | Start GWh/year cell production

Cell Manufacturing Drives Opportunities In Previously Untapped Markets

Dragonfly Energy's innovative chemistry-agnostic process unlocks possibilities across diverse end markets, from consumer electronics and energy storage systems to electric vehicles.

Market Opportunities

Battery Energy Storage Systems (BESS)

Electric Vehicles (EVs)

Consumer Electronics

Global residential battery market was valued at $13B in 2022, expected to grow at a CAGR of 17.1% through 2031. In U.S., this market was valued at $897M, CAGR of 21.7% through 2030.[1]

In 2021, the **global EV battery market** was valued at $26B, expected to grow at a CAGR of 16.5% through 2027. [2]

The lithium-ion battery **market for consumer electronics** was valued at $4.9B in 2022 and is estimated to reach $18.8B by 2032, growing at a CAGR of 14.5%[3]



dragonfly® ENERGY

1) Straits Research, Residential Battery Market Size, Share and Forecast to 2031
2) Statista, EV battery market size worldwide 2021-2027
3) Global Newswire, Lithium-Ion Battery For Consumer Electronics Market to Reach $18.8B Globally by 2032, September 2023



Robust Research & Innovation In Battery Technologies Presents Significant Upside

Advanced Battery Research

Harnessing extensive research and development efforts, Dragonfly Energy bridges the gap between the lab and production.

Comprehensive Understanding & Optimization of the Complete Battery Cell

- Failure Diagnostics And Material Science
- Manufacturing Innovation
- Data Science
- Battery Cell Science

Investment by Dragonfly Energy Into World Class Instrumentation From Bruker, Tescan, & Other Cutting-Edge Technologies

- Nuclear Magnetic Resonance (NMR)
- Electron Microscopy (EM)
- X-Ray Diffraction (XRD)



ESCAN

Dragonfly IntelLigence™
Next-Gen Smart System Monitoring

Dragonfly IntelLigence™ delivers groundbreaking lithium battery communication technology, designed to give users the utmost confidence in their power system.

Smart Monitoring

Provides real time insights into battery performance

Data-Driven System Management

Offers comprehensive system data

Remote Diagnostics & Control

Promotes proactive system alerts

Scalable Solutions

Designed to seamlessly integrate across small and large systems

Acquired Interest from OEM Customers

- **RV**
- **Marine**
- **Heavy Duty Trucking**

+ Meets ABYC E-13 Safety Standards for Lithium Batteries

To Streamline OEM/Consumer Adoption in Marine Markets



Battery Details
Battery 3
State of Charge
89%
Hub Details
HUB
Hub
Connected
Protocol
CAN Bus

As the LiFePO4 battery market for RVs is forecasted to grow at a CAGR of 38%(1), the Company believes Dragonfly IntelLigence™ will support increased market capture in the RV industry.

(1) Frost & Sullivan, Growth Pipeline as a Service, March 2021

Wakespeed®
Alternator Charging Technology

Dragonfly Energy's Wakespeed® Alternator charging technology is ideal for system integrations demanding the most precise and powerful charging from a vehicle's engine. Utilizes current, voltage, and temperature for optimal charging of 12V, 24V, 48V battery systems, including lead-acid and LiFePO4 lithium-ion.

This technology unlocks a new level of power system design and opens doors into demanding applications like Marine.

41%

Average Quarterly Growth Rate in OEM Category Since Q1 2023.


WS
WS500
ADVANCED ALTERNATOR REGULATOR
WAKESPEED
WWW.WAKESPEED.COM
CANbus
CANbus
HARNESS
Configuration Name
Select a Battery
Monitor
Save Configuration

- Precision Charging
- Advanced Configuration
- Comprehensive Monitoring
- System Integration

Future Upside. Dragonfly Energy's Unique Approach to Solid-State Cells

Non-Flammable Battery Cells

While others chase faster charging for quicker bursts of power, Dragonfly Energy prioritizes safety.
Not just building a different battery, building a safer battery.

>1,000 successful cycles already tested in real operating environments

Solid State Technology Offers **Massive De-Risked Catalyst for Growth**

Enable renewables to be **cost competitive with fossil fuels**



Revolutionizing Safety: Dragonfly Energy's solid-state battery technology eliminates flammable liquid electrolytes, making lithium cells inherently safer.

Unlocking Renewables Potential: Non-flammable batteries open the door for wider adoption of solar and wind energy with distributed storage applications.

Addressing Market Needs: The solar energy storage market is booming, and Dragonfly Energy is positioned to meet that demand with safe, reliable batteries.

Improved Scalability: The unique dry-deposition manufacturing process is validated and scales efficiently for mass production.



Financials

Historical Revenue Performance


Annual Revenue
In millions of dollars
$7.4
$18.5
$47.2
$78.0
$86.3
$64.4
2018
2019
2020
2021
2022
2023


By customer type
Annual Revenue
In millions of dollars
Retail
OEM
$7.4
$17.6
$43.7
$69.8
$8.2
$52.4
$33.8
$36.9
$27.5
2018
2019
2020
2021
2022
2023

OEM sales are increasing at an annual growth rate of 179%.



Summary

Investing In Dragonfly Energy Is Investing In The Future of Clean, Reliable, and Sustainable Energy Storage

Pioneering innovation in North America's lithium battery landscape through cutting-edge Cell manufacturing processes, advanced battery pack design, and full system integration.

- ESG Investment
- Massive Market Opportunity
- Domestic Manufacturing Powerhouse
- Solid-State Innovation Upside
- Valuable Third-Party IP Valuation
- Tailwinds from IRA

Battery Technology Leader

Dragonfly Energy's vast patent portfolio has received a high IP valuation by a third party, highlighting its potential in the rapidly scaling green energy sector.

Market Expansion

Capitalizing on market policy tailwinds, supply chain advantages, and brand reputation, Dragonfly Energy is set for accelerated growth through an increasing number of revenue stream verticals.

Eco-Friendly Energy Solutions

Pioneering LiFePO4 batteries that are not only greener due to their non-toxic chemistry and longer lifespan, but also safer with their inherent stability, and deliver superior performance compared to traditional lead-acid alternatives.

Nasdaq: DFLI

Corporate Presentation

May 2024

Investor Relations

ICR Inc.
dragonflyIR@icrinc.com
775-221-8892